NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $16,988.23
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $13,751.32
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   225.00
- Monthly Deduction***                     $   697.50
- Mortality & Expense Charge****           $   158.83
+ Hypothetical Rate of Return*****           ($181.77)
                                           ----------
=                                          $   16,988 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month              COI
          -----              ---
           1              $ 58.05
           2              $ 58.07
           3              $ 58.08
           4              $ 58.09
           5              $ 58.11
           6              $ 58.12
           7              $ 58.13
           8              $ 58.14
           9              $ 58.16
          10              $ 58.17
          11              $ 58.18
          12              $ 58.20

          Total           $697.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:


          Month      Interest
          -----      --------
           1         ($15.56)
           2         ($15.49)
           3         ($15.41)
           4         ($15.33)
           5         ($15.26)
           6         ($15.18)
           7         ($15.11)
           8         ($15.03)
           9         ($14.96)
          10         ($14.89)
          11         ($14.81)
          12         ($14.74)

       Total        ($181.77)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $16,988.23
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   13,384 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $20,449.48
                      = $400,000


POLICY VALUE:
Year 5 Policy Value =

Policy Value at the end of year 4          $16,055.02
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   225.00
- Monthly Deduction***                     $   692.31
- Mortality & Expense Charge****           $   179.62
+ Hypothetical Rate of Return*****         $   991.88
                                           ----------
=                                          $   20,450 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1           $ 57.70
           2           $ 57.70
           3           $ 57.70
           4           $ 57.70
           5           $ 57.69
           6           $ 57.69
           7           $ 57.69
           8           $ 57.69
           9           $ 57.69
          10           $ 57.69
          11           $ 57.69
          12           $ 57.68

          Total        $692.31

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1            $ 82.43
           2            $ 82.47
           3            $ 82.51
           4            $ 82.55

           5            $ 82.59
           6            $ 82.64
           7            $ 82.68
           8            $ 82.72
           9            $ 82.76
          10            $ 82.80
          11            $ 82.84
          12            $ 82.88

          Total         $991.88

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $20,449.98
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   16,846 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $24,514.09
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $18,653.45
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   225.00
- Monthly Deduction***                     $   686.35
- Mortality & Expense Charge****           $   203.06
+ Hypothetical Rate of Return*****         $ 2,475.04
                                           ----------
=                                          $   24,514 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month           COI
          -----           ---
           1           $ 57.30
           2           $ 57.29
           3           $ 57.27
           4           $ 57.25
           5           $ 57.23
           6           $ 57.21
           7           $ 57.19
           8           $ 57.17
           9           $ 57.15
          10           $ 57.13
          11           $ 57.10
          12           $ 57.08

          Total        $686.35

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1          $  200.01
           2          $  201.11
           3          $  202.23
           4          $  203.35
           5          $  204.48
           6          $  205.62
           7          $  206.77
           8          $  207.93
           9          $  209.10
          10          $  210.28
          11          $  211.47
          12          $  212.67

       Total          $2,475.04

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $24,514.09
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   20,910 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $119,224.22
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $96,525.47
+ Annual Premium*                          $30,000.00
- Premium Expense Charge**                 $ 1,500.00
- Monthly Deduction***                     $ 3,424.14
- Mortality & Expense Charge****           $ 1,108.49
+ Hypothetical Rate of Return*****         ($1,268.61)
                                           -----------
=                                          $  119,224 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1          $ 284.94
           2          $ 285.01
           3          $ 285.09
           4          $ 285.16
           5          $ 285.24
           6          $ 285.31
           7          $ 285.38
           8          $ 285.46

           9         $  285.53
          10         $  285.60
          11         $  285.68
          12         $  285.75

       Total         $3,424.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1         ($108.03)
           2         ($107.61)
           3         ($107.18)
           4         ($106.76)
           5         ($106.34)
           6         ($105.92)
           7         ($105.50)
           8         ($105.09)
           9         ($104.67)
          10         ($104.25)
          11         ($103.83)
          12         ($103.42)

       Total       ($1,268.61)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $119,224.22
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $    98,384 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $143,290.42
                      = $2,000,000


POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $112,513.53
+ Annual Premium*                           $ 30,000.00
- Premium Expense Charge**                  $  1,500.00
- Monthly Deduction***                      $  3,388.11
- Mortality & Expense Charge****            $  1,252.70
+ Hypothetical Rate of Return*****          $  6,917.70
                                            -----------
=                                           $   143,290 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


         Month           COI
         -----           ---
           1         $  282.50
           2         $  282.47
           3         $  282.44
           4         $  282.41
           5         $  282.39
           6         $  282.36
           7         $  282.33
           8         $  282.30
           9         $  282.27
          10         $  282.24
          11         $  282.21
          12         $  282.18

       Total         $3,388.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

          Month        Interest
          -----        --------
           1          $  572.26
           2          $  573.02
           3          $  573.78
           4          $  574.54
           5          $  575.31
           6          $  576.07
           7          $  576.84
           8          $  577.62
           9          $  578.39
          10          $  579.17
          11          $  579.95
          12          $  580.74

         Total        $6,917.70

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $143,290.42
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   122,450 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $171,521.23
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $130,533.37
+ Annual Premium*                           $ 30,000.00
- Premium Expense Charge**                  $  1,500.00
- Monthly Deduction***                      $  3,346.74
- Mortality & Expense Charge****            $  1,415.21
+ Hypothetical Rate of Return*****          $ 17,249.80
                                            -----------
=                                           $   171,521 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
              1      $  279.75
              2      $  279.60
              3      $  279.45
              4      $  279.29
              5      $  279.14
              6      $  278.98
              7      $  278.82
              8      $  278.66
              9      $  278.50
             10      $  278.34
             11      $  278.18
             12      $  278.01

          Total      $3,346.74

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1         $ 1,388.31
           2         $ 1,397.01
           3         $ 1,405.78
           4         $ 1,414.62
           5         $ 1,423.53
           6         $ 1,432.52
           7         $ 1,441.58
           8         $ 1,450.72
           9         $ 1,459.93
          10         $ 1,469.21
          11         $ 1,478.58

          12         $ 1,488.01

       Total         $17,249.80

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $171,521.23
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   150,681 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $16,154.81
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $13,132.36
+ Annual Premium*                            $ 4,500.00
- Premium Expense Charge**                   $   225.00
- Monthly Deduction***                       $   926.30
- Mortality & Expense Charge****             $   152.14
+ Hypothetical Rate of Return*****             ($174.11)
                                             ----------
=                                            $   16,155 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1           $ 69.59
           2           $ 69.61
           3           $ 69.62

           4           $ 69.64
           5           $ 69.66
           6           $ 69.68
           7           $ 69.70
           8           $ 69.72
           9           $ 69.74
          10           $ 69.76
          11           $ 69.78
          12           $ 69.80

       Total           $836.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1          ($15.01)
           2          ($14.92)
           3          ($14.83)
           4          ($14.74)
           5          ($14.64)
           6          ($14.55)
           7          ($14.46)
           8          ($14.37)
           9          ($14.28)
          10          ($14.19)
          11          ($14.10)
          12          ($14.01)

       Total         ($174.11)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $16,154.81
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   12,551 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $19,497.63
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $15,363.79
+ Annual Premium*                            $ 4,500.00
- Premium Expense Charge**                   $   225.00
- Monthly Deduction***                       $   920.29
- Mortality & Expense Charge****             $   172.29
+ Hypothetical Rate of Return*****           $   951.43
                                             ----------
=                                            $   19,498 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1           $ 69.18
           2           $ 69.18
           3           $ 69.18
           4           $ 69.19
           5           $ 69.19
           6           $ 69.19
           7           $ 69.19
           8           $ 69.19
           9           $ 69.20
          10           $ 69.20
          11           $ 69.20
          12           $ 69.20

       Total           $830.29

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1            $ 79.55
           2            $ 79.50
           3            $ 79.45
           4            $ 79.41
           5            $ 79.36
           6            $ 79.31
           7            $ 79.26
           8            $ 79.21
           9            $ 79.17
          10            $ 79.12
          11            $ 79.07
          12            $ 79.02

          Total         $951.43

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $19,497.63
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   15,894 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $23,426.87
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $17,883.05

+ Annual Premium*                            $ 4,500.00
- Premium Expense Charge**                   $   225.00
- Monthly Deduction***                       $   913.38
- Mortality & Expense Charge****             $   195.03
+ Hypothetical Rate of Return*****           $ 2,377.23
                                             ----------
=                                            $   23,427 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1           $ 68.72
           2           $ 68.70
           3           $ 68.68
           4           $ 68.66
           5           $ 68.64
           6           $ 68.63
           7           $ 68.61
           8           $ 68.59
           9           $ 68.57
          10           $ 68.55
          11           $ 68.53
          12           $ 68.51

          Total        $823.38

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1          $  193.11
           2          $  193.99
           3          $  194.88
           4          $  195.78
           5          $  196.69

           6          $  197.60
           7          $  198.52
           8          $  199.45
           9          $  200.38
          10          $  201.33
          11          $  202.28
          12          $  203.24

          Total       $2,377.23

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $23,412.71
- Year 5 Surrender Charge           $ 3,604.00
                                    ----------
=                                   $   19,809 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $108,800.26
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4            $88,565.11
+ Annual Premium*                            $30,000.00
- Premium Expense Charge**                   $ 1,500.00
- Monthly Deduction***                       $ 6,069.09
- Mortality & Expense Charge****             $ 1,023.93
+ Hypothetical Rate of Return*****           ($1,171.83)
                                            -----------
=                                            $  108,800 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.



*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1         $  497.25
           2         $  497.43
           3         $  497.62
           4         $  497.80
           5         $  497.98
           6         $  498.17
           7         $  498.35
           8         $  498.53
           9         $  498.71
          10         $  498.90
          11         $  499.08
          12         $  499.26

          Total      $5,979.09

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:


          Month       Interest
          -----       --------
           1         ($100.94)
           2         ($100.34)
           3          ($99.74)
           4          ($99.14)
           5          ($98.54)
           6          ($97.95)
           7          ($97.35)
           8          ($96.75)
           9          ($96.16)
          10          ($95.56)
          11          ($94.97)
          12          ($94.38)

          Total    ($1,171.83)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $108,800.26
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $    87,960 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $131,339.38
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $103,604.69
+ Annual Premium*                           $ 30,000.00
- Premium Expense Charge**                  $  1,500.00
- Monthly Deduction***                      $  6,010.28
- Mortality & Expense Charge****            $  1,159.82
+ Hypothetical Rate of Return*****          $  6,404.80
                                            -----------
=                                           $   131,339 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1         $  493.26
           2         $  493.28
           3         $  493.30
           4         $  493.31
           5         $  493.33
           6         $  493.35
           7         $  493.37
           8         $  493.38

           9         $  493.40
          10         $  493.42
          11         $  493.43
          12         $  493.45

          Total      $5,920.28

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:


          Month        Interest
          -----        --------
           1          $  535.15
           2          $  534.89
           3          $  534.64
           4          $  534.38
           5          $  534.13
           6          $  533.87
           7          $  533.61
           8          $  533.35
           9          $  533.09
          10          $  532.83
          11          $  532.56
          12          $  532.30

          Total       $6,404.80

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $131,339.38
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   110,499 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $157,834.19
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4         $120,583.75
+ Annual Premium*                         $ 30,000.00
- Premium Expense Charge**                $  1,500.00
- Monthly Deduction***                    $  5,942.66
- Mortality & Expense Charge****          $  1,313.19
+ Hypothetical Rate of Return*****        $ 16,006.29
                                          -----------
=                                         $   157,834 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:


          Month           COI
          -----           ---
           1         $  488.77
           2         $  488.58
           3         $  488.39
           4         $  488.21
           5         $  488.02
           6         $  487.83
           7         $  487.63
           8         $  487.44
           9         $  487.25
          10         $  487.05
          11         $  486.85
          12         $  486.65

          Total      $5,852.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

          Month       Interest
          -----       --------
           1         $ 1,299.40
           2         $ 1,305.50
           3         $ 1,311.64
           4         $ 1,317.83
           5         $ 1,324.08
           6         $ 1,330.38
           7         $ 1,336.73
           8         $ 1,343.13
           9         $ 1,349.58
          10         $ 1,356.09
          11         $ 1,362.66
          12         $ 1,369.27

          Total      $16,006.29

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $157,834.19
- Year 5 Surrender Charge          $ 20,840.00
                                   -----------
=                                  $   136,994 (rounded to the nearest dollar)